Exhibit 99.1

CONTACTS:

Sandy O’Halloran, investor relations

Work today: 408.503.7405

Work starting July 5: 408.617.6739

sandy.ohalloran@palmOne.com

Marlene Somsak, media relations

Work today: 408.503.2592

Work starting July 5: 408.617.7451

Treo smartphone: 408.242.2425

marlene.somsak@palmOne.com

palmOne Reports Q4 and FY05 Results

Quarterly Revenue $335.8M, Up 26% Year-over-Year;

Annual Revenue $1.27B, Up 34%

MILPITAS, Calif., June 30, 2005 — palmOne, Inc. (Nasdaq: PLMO) today reported that revenue in its fourth quarter of fiscal year 2005, ended June 3, totaled $335.8 million, up 26 percent from the year-ago period and marking the eighth consecutive quarter of year-over-year growth. Quarterly revenue was up 18 percent sequentially.

Net income was $17.7 million, or $0.35 per diluted share. This compares to net income for the fourth quarter of fiscal year 2004 of $13.3 million, or $0.27 per diluted share, and net income for the third quarter of fiscal year 2005 of $4.4 million or $0.09 per diluted share.

Net income in the fourth fiscal quarter, measured on a non-GAAP(1) basis, totaled $19.2 million, or $0.37 per diluted share, excluding the effects of amortization of intangible assets and deferred stock-based compensation, employee separation costs and restructuring charges. This compares to non-GAAP net income in the fourth quarter of fiscal year 2004 of $15.9 million, or $0.32 per diluted share, which excluded the effects of amortization of intangible assets and deferred stock-based compensation and restructuring charges.

The company also generated positive cash flow of $36.5 million from operations in its fourth quarter of fiscal year 2005.

“We’re very pleased with the company’s performance during the quarter and the fiscal year,” said Ed Colligan, palmOne president and chief executive officer. “Our carrier and channel partners reported very strong sell-through on Treo smartphones for the quarter — a 250 percent increase over the comparable quarter last year and 57 percent more than in the third quarter of fiscal year 2005.”

Among the quarter’s other business highlights was the expansion of Treo(TM) 650 smartphone availability in the United States with Verizon Wireless and with EarthLink Wireless; in Canada on the Rogers Wireless high-speed EDGE(2) network; in Australia with Telstra Mobile; in France, the UK and Switzerland with Orange; in Holland with KPN; in Spain with movistar (Telefonica Moviles Espana); in Italy with Telecom Italia Mobile (TIM); in Argentina on Personal’s EDGE Network; in Mexico with Telcel’s EDGE network; and in Venezuela through Digitel TIM — most of which involved carrier customization prior to commercial availability.

In addition during the quarter, the company also:

•	Introduced the Tungsten(TM) E2 handheld, featuring Bluetooth(R) wireless technology, to build on the popular Tungsten E, which had been the top-selling handheld in all U.S. channels for 18 months using data from The NPD Group. Combined sales of the Tungsten E and Tungsten E2 accounted for approximately 22 percent of the total U.S. retail market in April and May 2005;

•	Created a new category of mobile-computing device for business productivity and entertainment applications with the introduction of the LifeDrive(TM) mobile manager. It features a hard drive and two wireless technologies, Wi-Fi and Bluetooth;

•	Realized carrier- and channel-reported sell-through to end-user customers of 442,000 Treo smartphones vs. 126,000 in the comparable quarter last year and 282,000 in the third quarter of fiscal year 2005;

•	Acquired full rights to the Palm(R) brand, ending co-ownership of the brand with PalmSource, Inc.; and

•	Extended the license for Palm OS(R), ensuring the capability to develop Palm Powered(TM) products through 2009.

Fiscal Year 2005 Results

Revenue for the full fiscal year 2005 was $1.27 billion, up 34 percent from the $949.7 million reported in fiscal year 2004. Net income for fiscal year 2005 was $66.4 million, or $1.29 per diluted share, compared with net loss of $21.8 million, or $0.55 per diluted share, for fiscal year 2004. Non-GAAP net income for fiscal year 2005 — excluding the effects of amortization of intangible assets and deferred stock-based compensation, employee separation costs and restructuring charges — was $78.9 million, or $1.54 per diluted share. That compares with a fiscal year 2004 non-GAAP net income — excluding the effects of amortization of intangible assets and deferred stock-based compensation, restructuring charges and loss from discontinued operations — of $8.0 million, or $0.19 per diluted share.

“We concluded 2005 with very good results across virtually every key financial metric,” said Colligan. “We introduced several innovative products, and we enter fiscal year 2006 with an optimistic outlook for continued growth and profitability.”

palmOne shipped approximately 4.5 million Zire(TM), Tungsten, Treo and LifeDrive family devices during its fiscal year 2005, and more than 1 million devices during the fourth quarter of fiscal year 2005. To date, palmOne has shipped more than 30 million units.

Q1 Fiscal 2006 Guidance

In its pending conference call to investors today, the company will provide forward guidance for the first quarter of fiscal year 2006. The quarter’s guidance includes the following:

•	Revenue is expected to be between $330 million and $335 million;

•	Gross margin is expected to be in the range of 30 percent to 31 percent;

•	Operating expenses on a GAAP basis are expected to be in the range of $87 million to $89 million, and non-GAAP operating expenses are expected to be in the range of $84 million to $86 million. This includes approximately $2 million in costs associated with moving to a new headquarters and changing the company name to Palm, Inc.; and

•	Earnings per diluted share on a GAAP basis in the range of $0.24 to $0.29 and on a non-GAAP basis of $0.30 to $0.35.

Campus Move and Temporary Shutdown

palmOne is preparing its move to new corporate headquarters. On Tuesday, July 5, we can be reached at our new corporate address: 950 W. Maude Ave., Sunnyvale, Calif., 94085-2801.

The main telephone number at the new facility will be 408.617.7000. All individual telephone numbers will change. Email addresses will continue unchanged until July 14, when they will transition to first.last@palm.com. Email with a palmOne.com address will continue to be forwarded for several months.

New Company Name and Ticker

The company will adopt a new name — Palm, Inc. — on July 14, 2005, and begin trading on the Nasdaq exchange with a new ticker symbol — PALM.

INVESTOR’S NOTE: The company today will hold a conference call for the public at 6 a.m. Pacific/9 a.m. Eastern to discuss matters covered in this news release. The dial-in number is 800.510.0178 with a passcode of 34525667 in the United States and 617.614.3450 for international callers, with the same passcode of 34525667. A telephone call replay of the conference call will be available through July 8, 2005, beginning today at approximately 5 p.m. Pacific. The domestic dial-in number for the replay is 888.286.8010 and for international callers, it is 617.801.6888, with a passcode of 96750224 for both. The live conference call also will be available over the Internet by logging onto the investor relations section of palmOne’s website at http://ir.palmOne.com. An audio replay and text transcript of the conference call also can be accessed at the same URL beginning today at approximately 6 p.m. Pacific.

NON-GAAP FINANCIAL MEASURES — To supplement the company’s consolidated financial statements presented in accordance with GAAP, palmOne uses non-GAAP measures of certain components of financial performance, including operating income (loss), net income (loss) and per share data, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses. These non-GAAP measures are provided to enhance investors’ overall understanding of the company’s current financial performance and the company’s prospects for the future. Specifically, the company believes the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results. These non-GAAP results are among the primary indicators management uses as a basis for planning and forecasting of future periods and facilitating management’s internal comparisons to the company’s historical operating results and comparisons to competitors’ operating results. In addition, because palmOne has historically reported certain non-GAAP results to investors, the company believes the inclusion of non-GAAP measures provides consistency in the company’s financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. These non-GAAP financial measures may also be different from non-GAAP financial measures used by other companies. Consistent with the company’s practice, the non-GAAP measures included in this press release have been reconciled to the nearest GAAP measure.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding palmOne’s expected first quarter of fiscal year 2006 revenue, gross margin, operating expenses and earnings per share, our ability to grow our business and our ability to be profitable. These statements are subject to risks and uncertainties that could cause actual results and events to differ materially, including, without limitation, the following: fluctuations in the demand for palmOne’s existing and future products and services and growth in palmOne’s industries and markets; palmOne’s ability to forecast demand for its products; possible defects in products and technologies developed; palmOne’s ability to introduce new products and services successfully and in a cost-effective and timely manner; palmOne’s ability to timely and cost-effectively obtain components and elements of its technology from suppliers; palmOne’s ability to compete with existing and new competitors; palmOne’s dependence on wireless carriers and ability to meet wireless-carrier certification requirements; palmOne’s ability to utilize its net operating losses. A detailed discussion of these and other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in palmOne’s most recent filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the fiscal quarter ended February 25, 2005 and its Annual Report on Form 10-K for the fiscal year ended May 28, 2004. palmOne undertakes no obligation to update forward-looking statements to reflect events or circumstances occurring after the date of this press release.

About palmOne, Inc.

palmOne, Inc. — a leader in mobile computing — strives to put the power of computing in people’s hands so they can access and share their most important information. The company’s products include Treo(TM) smartphones, the LifeDrive(TM) mobile manager, Tungsten(TM) and Zire(TM) handhelds, and software and accessories.

palmOne products are sold through select Internet, retail, reseller and wireless operator channels throughout the world, and at palmOne Retail Stores and palmOne online stores (http://www.palmOne.com/stores).

More information about palmOne, Inc. is available at http://www.palmOne.com.

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(1)	GAAP stands for Generally Accepted Accounting Principles.
(2)	EDGE service not available in all areas. Please see service coverage map for details.

palmOne, Palm, Palm OS, Palm Powered, Zire, Tungsten, Treo and LifeDrive are among the trademarks or registered trademarks owned by or licensed to palmOne, Inc. or its subsidiaries. The Bluetooth word mark and logos are owned by the Bluetooth SIG, Inc. and any use of such marks by palmOne, Inc. is under license. All other brand and product names are or may be trademarks of, and are used to identify products or services of, their respective owners.

palmOne, Inc.

Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended		Years Ended
	May 31, 2005	May 31, 2004	May 31, 2005	May 31, 2004
Revenues	$335,820	$267,346	$1,270,410	$949,654

Costs and operating expenses:
Cost of revenues (*)	234,381	185,659	879,435	676,791
Sales and marketing	43,899	35,201	170,893	152,070
Research and development	27,419	17,760	89,804	69,367
General and administrative	9,684	10,104	40,211	37,323
Amortization of intangible assets and deferred stock-based compensation (**)	2,781	2,278	9,833	9,751
Employee separation costs	(934)	—	3,066	—
Restructuring charges	(360)	322	(360)	8,432

Total costs and operating expenses	316,870	251,324	1,192,882	953,734

Operating income (loss)	18,950	16,022	77,528	(4,080)
Interest and other income (expense), net	1,221	(1,009)	3,003	(44)

Income (loss) before income taxes	20,171	15,013	80,531	(4,124)
Income tax provision	2,442	1,676	14,144	6,091

Income (loss) from continuing operations	17,729	13,337	66,387	(10,215)
Loss from discontinued operations (net of taxes of $0, $0, $0 and $252, respectively)	—	—	—	(11,634)

Net income (loss)	$17,729	$13,337	$66,387	$(21,849)

Net income (loss) per share:
Basic:
Continuing operations	$0.36	$0.29	$1.37	$(0.26)
Discontinued operations	—	—	—	(0.29)

	$0.36	$0.29	$1.37	$(0.55)

Diluted:
Continuing operations	$0.35	$0.27	$1.29	$(0.26)
Discontinued operations	—	—	—	(0.29)

	$0.35	$0.27	$1.29	$(0.55)

Shares used in computing per share amounts:

Basic	49,182	46,628	48,486	39,686
Diluted	51,271	49,358	51,290	39,686

(*)    Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(**)  Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$230	$243	$923	$574
Sales and marketing	1,763	1,540	6,760	7,906
Research and development	64	102	256	234
General and administrative	390	393	1,560	1,037
Employee separation costs	334	—	334	—

	$2,781	$2,278	$9,833	$9,751

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Three Months Ended May 31, 2005			Three Months Ended May 31, 2004
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$335,820	$—	$335,820	$267,346	$—	$267,346

Costs and operating expenses:
Cost of revenues (*)	234,381	—	234,381	185,659	—	185,659
Sales and marketing	43,899	—	43,899	35,201	—	35,201
Research and development	27,419	—	27,419	17,760	—	17,760
General and administrative	9,684	—	9,684	10,104	—	10,104
Amortization of intangible assets and deferred stock-based compensation (**)	2,781	(2,781)	—	2,278	(2,278)	—
Employee separation costs	(934)	934	—	—	—	—
Restructuring charges	(360)	360	—	322	(322)	—

Total costs and operating expenses	316,870	(1,487)	315,383	251,324	(2,600)	248,724

Operating income (loss)	18,950	1,487	20,437	16,022	2,600	18,622
Interest and other income (expense), net	1,221	—	1,221	(1,009)	—	(1,009)

Income (loss) before income taxes	20,171	1,487	21,658	15,013	2,600	17,613
Income tax provision	2,442	—	2,442	1,676	—	1,676

Income (loss) from continuing operations	17,729	1,487	19,216	13,337	2,600	15,937
Loss from discontinued operations	—	—	—	—	—	—

Net income (loss)	$17,729	$1,487	$19,216	$13,337	$2,600	$15,937

Net income (loss) per share:
Basic:
Continuing operations	$0.36	$0.03	$0.39	$0.29	$0.05	$0.34
Discontinued operations	—	—	—	—	—	—

	$0.36	$0.03	$0.39	$0.29	$0.05	$0.34

Diluted:
Continuing operations	$0.35	$0.02	$0.37	$0.27	$0.05	$0.32
Discontinued operations	—	—	—	—	—	—

	$0.35	$0.02	$0.37	$0.27	$0.05	$0.32

Shares used in computing per share amounts:
Basic	49,182	—	49,182	46,628	—	46,628
Diluted	51,271	—	51,271	49,358	—	49,358

(*)    Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(**)  Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$230	$(230)	$—	$243	$(243)	$—
Sales and marketing	1,763	(1,763)	—	1,540	(1,540)	—
Research and development	64	(64)	—	102	(102)	—
General and administrative	390	(390)	—	393	(393)	—
Employee separation costs	334	(334)	—	—	—	—

	$2,781	$(2,781)	$—	$2,278	$(2,278)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and deferred stock-based compensation, employee separation costs and restructuring charges.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

palmOne, Inc.

Reconciliation of GAAP to Non-GAAP Condensed Consolidated Statements of Operations

(In thousands, except per share data)

(Unaudited)

	Year Ended May 31, 2005			Year Ended May 31, 2004
	GAAP	Adjustments	Non-GAAP	GAAP	Adjustments	Non-GAAP
Revenues	$1,270,410	$—	$1,270,410	$949,654	$—	$949,654

Costs and operating expenses:
Cost of revenues (*)	879,435	—	879,435	676,791	—	676,791
Sales and marketing	170,893	—	170,893	152,070	—	152,070
Research and development	89,804	—	89,804	69,367	—	69,367
General and administrative	40,211	—	40,211	37,323	—	37,323
Amortization of intangible assets and deferred stock-based compensation (**)	9,833	(9,833)	—	9,751	(9,751)	—
Employee separation costs	3,066	(3,066)	—	—	—	—
Restructuring charges	(360)	360	—	8,432	(8,432)	—

Total costs and operating expenses	1,192,882	(12,539)	1,180,343	953,734	(18,183)	935,551

Operating income (loss)	77,528	12,539	90,067	(4,080)	18,183	14,103
Interest and other income (expense), net	3,003	—	3,003	(44)	—	(44)

Income (loss) before income taxes	80,531	12,539	93,070	(4,124)	18,183	14,059
Income tax provision	14,144	—	14,144	6,091	—	6,091

Income (loss) from continuing operations	66,387	12,539	78,926	(10,215)	18,183	7,968
Loss from discontinued operations (net of taxes of $0 and $252, respectively)	—	—	—	(11,634)	11,634	—

Net income (loss)	$66,387	$12,539	$78,926	$(21,849)	$29,817	$7,968

Net income (loss) per share:
Basic:
Continuing operations	$1.37	$0.26	$1.63	$(0.26)	$0.46	$0.20
Discontinued operations	—	—	—	(0.29)	0.29	—

	$1.37	$0.26	$1.63	$(0.55)	$0.75	$0.20

Diluted:
Continuing operations	$1.29	$0.25	$1.54	$(0.26)	$0.45	$0.19
Discontinued operations	—	—	—	(0.29)	0.29	—

	$1.29	$0.25	$1.54	$(0.55)	$0.74	$0.19

Shares used in computing per share amounts:
Basic	48,486	—	48,486	39,686	—	39,686
Diluted	51,290	—	51,290	39,686	1,570	41,256

(**)  Cost of revenues does not include that portion of amortization of intangible assets and deferred stock-based compensation related to cost of revenues.

(*)    Amortization of intangible assets and deferred stock-based compensation:

Cost of revenues	$923	$(923)	$—	$574	$(574)	$—
Sales and marketing	6,760	(6,760)	—	7,906	(7,906)	—
Research and development	256	(256)	—	234	(234)	—
General and administrative	1,560	(1,560)	—	1,037	(1,037)	—
Employee separation costs	334	(334)	—	—	—	—

	$9,833	$(9,833)	$—	$9,751	$(9,751)	$—

The above non-GAAP amounts have been adjusted to eliminate amortization of intangible assets and deferred stock-based compensation, employee separation costs, restructuring charges and loss from discontinued operations.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

palmOne, Inc.

Condensed Consolidated Balance Sheets

(In thousands, except par value amounts)

(Unaudited)

	May 31, 2005	May 31, 2004
ASSETS
Current assets:
Cash and cash equivalents (1)	$128,164	$98,569
Short-term investments (1)	234,535	153,882
Accounts receivable, net of allowance for doubtful accounts of $7,673 and $8,317, respectively	140,162	120,757
Inventories	35,544	14,030
Investment for committed tenant improvements	6,182	7,197
Prepaids and other	8,225	8,067

Total current assets	552,812	402,502

Restricted investments	775	1,175
Land not in use	60,000	60,000
Property and equipment, net	19,158	19,425
Goodwill	249,161	257,363
Intangible assets, net	30,373	10,979
Deferred income taxes	36,217	34,800
Other assets	1,536	1,694

Total assets	$950,032	$787,938

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$135,720	$112,772
Accrued restructuring	15,400	27,156
Provision for committed tenant improvements	6,182	7,197
Other accrued liabilities	164,450	112,679

Total current liabilities	321,752	259,804

Non-current liabilities:
Long-term convertible debt	35,000	35,000
Other non-current liabilities	12,257	1,600

Stockholders’ equity:
Preferred stock, $.001 par value, 125,000 shares authorized; none outstanding	—	—
Common stock, $.001 par value, 2,000,000 shares authorized; outstanding: 49,488 shares and 47,032 shares, respectively	49	47
Additional paid-in capital	1,406,935	1,383,630
Unamortized deferred stock-based compensation	(2,422)	(1,995)
Accumulated deficit	(824,251)	(890,638)
Accumulated other comprehensive income	712	490

Total stockholders’ equity	581,023	491,534

Total liabilities and stockholders’ equity	$950,032	$787,938

(1)	In the third quarter of fiscal year 2005, the Company began to classify its investment in auction-rate securities as short-term investments. These investments were included in cash and cash equivalents in previous periods ($104.5 million at May 31, 2004), and such amounts have been reclassified in the accompanying financial statements to conform to the current period classification. This change in classification had no effect on the amounts of total current assets, total assets, net income or cash flow from operations of the Company.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

palmOne, Inc.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	May 31, 2005	May 31, 2004
Cash flows from operating activities:
Income from continuing operations	$17,729	$13,337
Adjustments to reconcile income from continuing operations to net cash provided by (used in) operating activities:
Depreciation	3,441	4,931
Amortization	2,781	2,400
Deferred income taxes	(817)	—
Changes in assets and liabilities, net of effect of business acquisition:
Accounts receivable	18,378	(19,080)
Inventories	10,076	13,012
Prepaids and other	1,219	1,959
Accounts payable	(14,847)	1,739
Accrued restructuring	(3,695)	(7,955)
Other accrued liabilities	2,227	(3,984)

Net cash provided by (used in) operating activities	36,492	6,359

Cash flows from investing activities:
Purchase of brand name intangible	(7,500)	—
Purchase of property and equipment	(5,967)	(1,547)
Purchase of short-term investments	(56,421)	(77,799)
Sale of short-term investments	51,829	41,762

Net cash provided by (used in) investing activities	(18,059)	(37,584)

Cash flows from financing activities:
Proceeds from issuance of common stock; employee stock plans	4,950	8,244
Repayment of debt	(1,600)	—

Net cash provided by financing activities	3,350	8,244

Change in cash and cash equivalents	21,783	(22,981)
Cash and cash equivalents, beginning of period (1)	106,381	121,550

Cash and cash equivalents, end of period (1)	$128,164	$98,569

Other cash flow information:
Cash paid for income taxes	$1,297	$2,052

Cash paid for interest	$145	$88

Non-cash investing and financing activities:
Debt for intangible asset	$19,700	$—

Accrued liability for long-term investment	$984	$—

(1)	In the third quarter of fiscal year 2005, the Company began to classify its investment in auction-rate securities as short-term investments. These investments were included in cash and cash equivalents in previous periods ($69.0 million at February 28, 2004 and $104.5 million at May 31, 2004), and such amounts have been reclassified in the accompanying financial statements to conform to the current period classification. This change in classification had no effect on the amounts of total current assets, total assets, net income or cash flow from operations of the Company.

palmOne’s fiscal periods are generally 13 weeks in length and end on a Friday. For presentation purposes, the periods are presented as ending on May 31.

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